Subsequent Events	12 Months Ended
Dec. 31, 2020
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 19 – SUBSEQUENT EVENTS

The following subsequent events were evaluated on April 23, 2021, the date the financial statements were issued.

Except as set forth below, there were no events that occurred subsequent to December 31, 2020 that require adjustment to or disclosure in the consolidated financial statements.

On February 22, 2021 we entered into a Securities Purchase Agreement with certain institutional investors in connection with a registered direct offering of 4,300,000 of the Company’s common shares, at a purchase price of $3.70 per share. The Company sold the common shares for aggregate gross proceeds of $15,910,000. The net proceeds from the transactions were $14,637,200, after deducting certain fees due to the placement agent and the Company’s transaction expenses, and will be used for working capital and general corporate purposes.